UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2014 (April 1, 2014)

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As of the date of this report, Genco Shipping & Trading Limited (“we” or the “Company”) continues to be in discussions with certain of our creditors to seek a consensual restructuring of our outstanding indebtedness.  On March 31, 2014, we entered into agreements (the “Relief Agreements”) with certain of the lenders under our 2007 Credit Facility, our $100 Million Term Loan Facility, and our $253 Million Term Loan Facility to obtain waivers or forbearances with respect to certain potential or actual events of default as of March 31, 2014 as described in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 31, 2014 (the “March 31 8-K”).  On April 1, 2014, we entered into new agreements with the other parties to the Relief Agreements that extend the expiration of the forbearances and waivers under the Relief Agreements from 11:59 p.m. on April 1, 2014 to 11:59 p.m. on April 21, 2014. Also, the forbearances and waivers would terminate if a definitive agreement for our restructuring is not effective by 11:59 p.m. on April 4, 2014. Such new agreements are otherwise on substantially the same terms and conditions as the Relief Agreements as described in the March 31 8-K.

The Company does not intend to provide updates or details of the restructuring discussions.  The risks described in Item 8.01 of our Current Form on 8-K filed with the U.S. Securities and Exchange Commission on February 19, 2014 and in Item 1.01 of the March 31 8-K with respect to our potential restructuring continue to apply.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s current expectations and observations. Included among the important factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this report are changes to the Company’s liquidity position, the results of discussions with the Company’s lenders and other creditors, and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent reports on Form 10-Q and Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: April 2, 2014

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)